LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, Peter C. Browning, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock, Samuel Siegel and Terry S. Lisenby, or any of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to a Registration Statement filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, relating to the registration of shares of Common Stock of Nucor Corporation in connection with its 1997 Key Employees Incentive Stock Option Plan, and in connection with any other stock plan of Nucor Corporation.

         I grant and give unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 11th day of August, 1999.


                                                      /s/ Peter C. Browning
                                                  ------------------------------
                                                          Peter C. Browning


STATE OF North Carolina )
                        ) ss:
COUNTY OF Mecklenburg   )

         I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Peter C. Browning, the grantor of the foregoing Limited Power of Attorney, bearing date on the 11th day of August, 1999, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

         Given under my hand and seal this 11th day of August, 1999.


                                                      /s/ Kelly J. Wilmoth
                                                  ------------------------------
                                                            Notary Public

                                       My commission expires on August  23, 2003


[Notary Seal appears here]

                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, Harvey B. Gantt, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock, Samuel Siegel and Terry S. Lisenby, or any of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to a Registration Statement filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, relating to the registration of shares of Common Stock of Nucor Corporation in connection with its 1997 Key Employees Incentive Stock Option Plan, and in connection with any other stock plan of Nucor Corporation.

         I grant and give unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 11th day of August, 1999.


                                                      /s/ Harvey B. Gantt
                                                  ------------------------------
                                                          Harvey B. Gantt


STATE OF North Carolina )
                        ) ss:
COUNTY OF Mecklenburg   )

         I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Harvey B. Gantt, the grantor of the foregoing Limited Power of Attorney, bearing date on the 11th day of August, 1999, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

         Given under my hand and seal this 11th day of August, 1999.


                                                      /s/ Kelly J. Wilmoth
                                                  ------------------------------
                                                            Notary Public

                                       My commission expires on August  23, 2003


[Notary Seal appears here]

                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, Victoria F. Haynes, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock, Samuel Siegel and Terry S. Lisenby, or any of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to a Registration Statement filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, relating to the registration of shares of Common Stock of Nucor Corporation in connection with its 1997 Key Employees Incentive Stock Option Plan, and in connection with any other stock plan of Nucor Corporation.

         I grant and give unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 11th day of August, 1999.


                                                      /s/ Victoria F. Haynes
                                                  ------------------------------
                                                          Victoria F. Haynes


STATE OF North Carolina )
                        ) ss:
COUNTY OF Mecklenburg   )

         I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Victoria F. Haynes, the grantor of the foregoing Limited Power of Attorney, bearing date on the 11th day of August, 1999, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

         Given under my hand and seal this 11th day of August, 1999.


                                                      /s/ Kelly J. Wilmoth
                                                  ------------------------------
                                                            Notary Public

                                       My commission expires on August  23, 2003


[Notary Seal appears here]

                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, James D. Hlavacek, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock, Samuel Siegel and Terry S. Lisenby, or any of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to a Registration Statement filed with the Securities and Exchange Commission, and any and all amendments (including post-effective amendments) thereto, relating to the registration of shares of Common Stock of Nucor Corporation in connection with its 1997 Key Employees Incentive Stock Option Plan, and in connection with any other stock plan of Nucor Corporation.

         I grant and give unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 11th day of August, 1999.


                                                      /s/ James D. Hlavecek
                                                  ------------------------------
                                                          James D. Hlavecek


STATE OF North Carolina )
                        ) ss:
COUNTY OF Mecklenburg   )

         I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that James D. Hlavacek, the grantor of the foregoing Limited Power of Attorney, bearing date on the 11th day of August, 1999, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

         Given under my hand and seal this 11th day of August, 1999.


                                                      /s/ Kelly J. Wilmoth
                                                  ------------------------------
                                                            Notary Public

                                       My commission expires on August  23, 2003


[Notary Seal appears here]